NUVEEN SYMPHONY CREDIT OPPORTUNITIES FUND

NUVEEN SYMPHONY FLOATING RATE INCOME FUND

SUPPLEMENT DATED NOVEMBER 15, 2012

TO THE PROSPECTUS DATED JANUARY 31, 2012

The following changes will go into effect immediately.

1.	The third and fourth sentences of the first paragraph in the section “Fund Summaries—Nuveen Symphony Credit Opportunities Fund—Principal Investment Strategies” are deleted in their entirety and replaced with the following sentence:

The Fund invests both in debt issued by U.S. companies and in U.S. dollar-denominated debt issued by non-U.S. companies that is traded over-the-counter or listed on an exchange.

2.	The following paragraph is inserted after the first paragraph in the section “Fund Summaries—Nuveen Symphony Credit Opportunities Fund—Principal Investment Strategies”:

The Fund may utilize the following derivatives: options; futures contracts; options on futures contracts; swap agreements, including interest rate swaps, total return swaps, and credit default swaps; and options on swap agreements. The Fund may use these derivatives in an attempt to manage market risk, credit risk and yield curve risk, to manage the effective maturity or duration of securities in the Fund’s portfolio or for speculative purposes in an effort to increase the Fund’s yield or to enhance returns. The use of a derivative is speculative if the Fund is primarily seeking to enhance returns, rather than offset the risk of other positions.

3.	The sixth sentence of the first paragraph in the section “Fund Summaries—Nuveen Symphony Floating Rate Income Fund—Principal Investment Strategies” is deleted in its entirety and replaced with the following sentence:

The Fund invests both in securities issued by U.S. companies and in U.S. dollar-denominated securities issued by non-U.S. companies that are traded over-the-counter or listed on an exchange.

4.	The third paragraph in the section “Fund Summaries—Nuveen Symphony Floating Rate Income Fund—Principal Investment Strategies” is deleted in its entirety and replaced with the following paragraph:

The Fund may utilize the following derivatives: options; futures contracts; options on futures contracts; swap agreements, including interest rate swaps, total return swaps, and credit default swaps; and options on swap agreements. The Fund may use these derivatives in an attempt to manage market risk, credit risk and yield curve risk, to manage the effective maturity or duration of securities in the Fund’s portfolio, including the use of interest rate derivatives to convert fixed-rate securities to floating rate securities, or for speculative purposes in an effort to increase the Fund’s yield or to enhance returns. The use of a derivative is speculative if the Fund is primarily seeking to enhance returns, rather than offset the risk of other positions.

5.	The paragraph in the section “How We Manage Your Money—More About Our Investment Strategies—Non-U.S. Investments” is deleted in its entirety and replaced with the following sentence:

Nuveen Symphony Credit Opportunities Fund invests both in debt issued by U.S. companies and in U.S. dollar-denominated debt issued by non-U.S. companies that is traded over-the-counter or listed on an exchange. Nuveen Symphony Floating Rate Income Fund invests both in securities issued by U.S. companies and in U.S. dollar-denominated securities issued by non-U.S. companies that are traded over-the-counter or listed on an exchange.

6.	The two paragraphs in the section “How We Manage Your Money—More About Our Investment Strategies—Derivatives” is deleted in its entirety and replaced with the following paragraph:

The Funds may utilize the following derivatives: options; futures contracts; options on futures contracts; swap agreements, including interest rate swaps, total return swaps, and credit default swaps; and options on swap agreements. The Funds may enter into standardized derivatives contracts traded on domestic securities exchanges, boards of trade, or similar entities, and non-standardized derivatives contracts traded in the over-the-counter (“OTC”) market. The Funds may use these derivatives in an attempt to manage market risk, credit risk and yield curve risk, or to manage the effective maturity or duration of securities in the Fund’s portfolio, including the use interest rate derivatives to convert fixed-rate securities to floating rate securities. The use of a derivative is speculative if a Fund is primarily seeking to enhance returns, rather than offset the risk of other positions. The Fund may not use any derivative to gain exposure to a security or type of security that it would be prohibited by its investment restrictions from purchasing directly.

PLEASE KEEP THIS WITH YOUR

FUND’S PROSPECTUS

FOR FUTURE REFERENCE

MGN-SCFRP-1112P